Exhibit 99.2



Deal Name: CWABS 2005-14                             SUBRIME
We would like to see the following data on the aggregate collateral and on all of the groups in the deal.

                                      aggregate pool   group: ____3__
gross WAC (%)                                  7.43%            7.30%
-------------
wtd avg FICO                                  611.78           619.63
------------
FICO < 500 (%)                                 0.01%            0.02%
--------------
FICO < 550 (%)                                12.11%            7.26%
--------------
FICO < 600 (%)                                41.31%           32.54%
--------------
FICO 600-650 (%)                              38.51%           45.97%
----------------

% Uninsured w/ LTV > 80%                      36.76%           33.75%
-------------------------
LTV = 80 (%)                                  27.22%           29.60%
------------

without silent/simultaneous 2nds
--------------------------------
wtd avg CLTV (%)                              79.38%           78.81%
----------------
CLTV > 80 (%)                                 36.37%           33.31%
-------------
CLTV 95 -100 (%)                              10.66%           10.36%
----------------

silent/simultaneous 2nd liens (%)             22.15%           26.22%
---------------------------------

with silent/simultaneous 2nds
-----------------------------
wtd Avg CLTV                                  83.58%           83.90%
------------
CLTV 90 - 95 (%)                              17.86%           16.30%
----------------
CLTV 95 - 100 (%)                             30.84%           34.02%
-----------------

Full Doc (%)                                  77.41%           76.88%
------------
Stated Doc (%)                                22.59%           23.11%
--------------
No Doc /No Ratio / NINA (%)                    0.00%            0.00%
---------------------------
purch (%)                                     35.40%           41.29%
---------
CO refi (%)                                   60.91%           55.46%
-----------
Own Occ (%)                                   96.33%           96.14%
-----------
Investor (%)                                   2.69%            2.87%
------------
Prepay Penalty (%)                            72.44%           79.50%
------------------
wtd avg DTI (%)
---------------
DTI < 40%
---------
DTI 40 - 45%
------------
DTI 45 - 50%
------------
DTI 50 - 55%
------------
DTI > 55%
---------
ARM ? (% of total)                            74.99%           66.84%
------------------
2/28 (% of total)                             30.11%           29.29%
-----------------
3/27 (% of total)                             44.47%           37.18%
-----------------
5/25  (% of total)                             0.00%            0.00%
------------------
1st Lien (%)                                 100.00%          100.00%
------------
Avg Loan Balance                         $186,093.56      $214,438.45
----------------
# of Loans                                      9316             3887
----------
Loan Bal < $100k (%)                           7.60%            5.53%
--------------------
Mtg Rates > 12% (%)                            0.06%            0.04%
-------------------
Manuf Housing (%)                              0.15%            0.31%
-----------------
largest state (%)                        CA - 24.93%        CA-31.06%
-----------------
IO loans (%)                                  27.17%           38.80%
------------
10yr IO (%)                                    0.00%            0.00%
-----------
5yr IO (%)                                    26.11%           25.37%
----------
2 yr IO (%)                                   34.10%           33.19%
-----------
IO: FICO                                      622.69           618.78
--------
IO LTV (%)                                    81.70%           80.87%
----------
IO DTI (%)
----------
IO full doc (%)                               83.50%           84.30%
---------------
IO: purch (%)                                 44.86%           49.95%
-------------

Loan Type                                     Teaser          IO Term   Loan Term         Gross  Avg. Balance Initial Rate% of pool
---------                                     ------          -------   ---------         -----  ------------ ---------------------
                                        Period (mths)           (mths)                   Margin            ($) (Annual %)
                                        -------------           ------                   ------            --------------
2/28 LIB6M                                        24                          360         7.21%   $173,466.07      7.67%     18.30%
2/28 LIB6M IO                                     24            31.77         360         6.74%   $249,092.07      7.09%     11.81%
3/27 LIB6M                                        36                          360         6.92%   $162,998.98      7.82%     31.44%
3/27 LIB6M IO                                     36            40.08         360         6.74%   $220,530.11      7.23%     13.03%
30Y LIB6M                                          6                          360         7.15%   $262,168.08      7.28%      0.41%
5/25 LIB6M IO
FIXED                                                              60      355.87                 $191,037.24      7.02%     25.01%
Any information regarding disposable income would also be appreciated.  Thanks very much.